Intangible Assets	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about intangible assets [abstract]
Intangible Assets
8.	INTANGIBLE ASSETS
The following tables summarizes the movement of intangibles assets:

in CHF thousands	Licenses	Total
Acquisition cost:
Balance as of December 31, 2020	8,724	8,724

Additions	—	—

Balance as of December 31, 2021	8,724	8,724

Additions	3,482	3,482

Balance as of December 31, 2022	12,206	12,206

	Licenses	Total
Accumulated amortization:
Balance as of December 31, 2020	—	—

Amortization charge	—	—

Balance as of December 31, 2021	—	—

Amortization charge	—	—

Balance as of December 31, 2022	—	—

Carrying amount:
As of December 31, 2021	8,724	8,724

As of December 31, 2022	12,206	12,206

The increase in 2022 compared to 2021 in the amount of CHF 3,482 thousand was related to the License Agreement with Accure Therapeutics for the exclusive global licensing of its
OCS-05
(formerly
ACT-01)
technology, entered into on January 29, 2022. This License Agreement contains an upfront payment of CHF 3,000 thousand, a reimbursement of development related cost up to CHF 500 thousand, certain milestone payments for achievements of specified development events, sales-based milestone payments and sales-based royalty payments. The Company intends to advance the development of
OCS-05
with the focus on multiple ophthalmology neuroprotective applications. As of December 31, 2022, CHF 3,000 thousand upfront payment and CHF 482 thousand reimbursed costs in relation to the
OCS-05
clinical study were capitalized as intangible assets in accordance with IAS 38.

(A)	Intangible assets amortization
The products candidates related to the capitalized intangible assets are not yet available for use. The amortization of the licenses will start when the market approval is obtained.
(B) Annual impairment testing
Oculis performs an assessment of its licenses in the context of its annual impairment test. Given the stage of Oculis’ development activities and the importance of the relevant product candidates,
OCS-02
and
OCS-05,
in Oculis’ portfolio, the impairment test is performed first on the basis of a fair value model for the entire Company using a market approach and second on the basis of the continued development feasibility of both candidates.
Oculis performs its annual impairment tests on its entire portfolio of research and development assets, by deriving the fair value from an observable valuation for the entire Company (enterprise value) based on the latest rounds of external financing. The enterprise value of Oculis, i.e. the Company’s total value, is derived from the latest issuance of preferred shares. The fair value of the asset portfolio is derived by deducting the carrying value of tangible assets, which consist primarily of cash and cash equivalents, from the Company valuation. In 2022 and 2021 this resulted in a derived fair value of Oculis’ portfolio of research and development assets that was multiple times the carrying value of its intangible assets.
OCS-02
and
OCS-05,
are additionally tested for impairment by assessing their probability of success. Assessments include reviews of the following indicators, and if the candidate fails any of these indicators the entire balance is written off:

•
Importance allocated to the candidate within Oculis’ development portfolio, including future contractual commitments and internal budgets approved by the Board of Directors for ongoing and future development;

•
Consideration of the progress of technical development and clinical trials, including obtaining technical development reports, efficacy and safety readout data, and discussions with regulatory authorities for new trials; and

•	Consideration of market potentials supported where available by external market studies, and assessments of competitor products and product candidates.
In 2022, 2021 and 2020, review of all these indicators for
OCS-02
and
OCS-05
(in 2022) was positive. No impairment losses were recognized in 2022, 2021 and 2020
.